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                                                                     EXHIBIT 10

COMMERCIAL NOTE:  REVOLVING CREDIT/PRIME/LIBOR/MONEY MARKET (OHIO)
---------------- ---------------- ---------------- ----------------------------
Amount           City, State      Date             FOR BANK USE ONLY
                                                   ----------------------------
$5,000,000.00    Columbus, Ohio   July 18, 1997    Obligor #
---------------- ---------------- ---------------- ----------------------------
                                                   Tax I. D. #
                                                   ----------------------------
                                                   Obligation #
                                                   ----------------------------
                                                   Office
                                                   ----------------------------

FOR VALUE RECEIVED, TEAM AMERICA CORPORATION ("BORROWER"), an Ohio corporation, whose mailing address is 110 East Wilson Bridge Road, Suite 150, Worthington, Ohio 43085-2317, hereby promises to pay to the order of NATIONAL CITY BANK OF COLUMBUS ("BANK"), a national banking association having its banking office at 155 East Broad Street, Columbus, Ohio 43251, at Bank's banking office (or at such other place as Bank may from time to time designate by written notice) in lawful money of the United States of America, the principal sum of FIVE MILLION AND 00/100 DOLLARS or such lesser amount as may appear on this Note, or as may be entered in a loan account on Bank's books and records, or both, together with interest, all as provided below.

1. COMMITMENT. This Note evidences an arrangement (the "SUBJECT COMMITMENT") whereby Borrower may, on the date of this Note and thereafter until (but not including) July 31, 1998 (the "EXPIRATION DATE") or such earlier date upon which the Subject Commitment is terminated or reduced to zero, obtain from Bank, subject to the terms and conditions of this Note, such loans (each a "SUBJECT LOAN") as Borrower may from time to time properly request. The amount of the Subject Commitment shall be equal to the face amount of this Note, provided, that Borrower shall have the right, at any time and from time to time, to permanently reduce the amount of the Subject Commitment to any amount by giving Bank not less than one (1) Banking Day's prior notice (which shall be irrevocable) of the effective date of the reduction and the amount thereof, provided, that no reduction in the amount of the Subject Commitment shall be effective if, after giving effect to that reduction, the aggregate unpaid principal balance of the Subject Loans would exceed the amount of the Subject Commitment as so reduced. Regardless of any fee or other consideration received by Bank, the Subject Commitment may be terminated pursuant to section 11.

2. FEES. Borrower shall pay Bank a commitment fee (a) in arrears on November 1, 1997 and quarter-annually thereafter and upon the termination of the Subject Commitment or the reduction thereof to zero, (b) based on the average daily difference between the amount of the Subject Commitment and the aggregate unpaid principal balance of the Subject Loans during the period from the due date of the last such fee (or, if none, the date of this Note) to the due date of the fee in question, and (c) computed at the rate of two tenths of one percent (.20%) per annum.

3. LOAN REQUESTS; DISBURSEMENT. A Subject Loan is properly requested if requested orally or in writing not later than 2:00 p. m., Banking-Office Time, of the Banking Day upon which that Subject Loan is to be made. Each request for a Subject Loan shall of itself constitute, both when made and when honored, a representation and warranty by Borrower to Bank that Borrower is entitled to obtain the requested Subject Loan. Bank is hereby irrevocably authorized to make an

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appropriate entry on this Note, in a loan account on Bank's books and records, or both, whenever Borrower obtains a Subject Loan. Each such entry shall be prima facie evidence of the data entered, but the making of such an entry shall not be a condition to Borrower's obligation to pay. Bank is hereby directed, absent notice from Borrower to the contrary, to disburse the proceeds of each Subject Loan to Borrower's general checking account with Bank. Bank shall have no duty to follow, nor any liability for, the application of any proceeds of any Subject Loan.

4. CONDITIONS: SUBJECT LOANS. Subject to Section 5, Subject Loans may be in any amount. Borrower shall not be entitled to obtain any Subject Loan (a) on or after the termination of the Subject Commitment or the reduction thereof to zero, (b) if either at the time of Borrower's request for that loan or when that request is honored there shall exist or would occur any Event of Default, (c) if any representation, warranty, or other statement (other than any expressly made as of a single date) made by any Person (other than Bank) in any Related Writing would, if made either as of the time of Borrower's request for that Subject Loan or as of the time when that request is honored, be untrue or incomplete in any respect, or (d) if after giving effect to that Subject Loan and all others for which requests are then pending, the aggregate unpaid principal balance of the Subject Loans would exceed the then amount of the Subject Commitment.

5. INTEREST. The unpaid principal balance of each Subject Loan shall at all times bear interest at the Contract Rate, provided, that so long as any principal of or accrued interest on any Subject Loan is overdue, all unpaid principal of each Subject Loan and all overdue interest on that principal (but not interest on overdue interest) shall bear interest at a fluctuating rate equal to two percent (2%) per annum above the rate that would otherwise be applicable, but in no case less than two percent (2%) per annum above the Prime Rate; provided further, that in no event shall any principal of or interest on any Subject Loan bear interest at any time after Maturity at a lesser rate than the rate applicable thereto immediately after Maturity. The "CONTRACT RATE" shall at all times be a fluctuating rate per annum equal to the Prime Rate, provided, that Borrower shall have the right from time to time to irrevocably elect (a) two percent (2.0%) per annum plus LIBOR as the Contract Rate applicable during a Contract Period to a Unit in a minimum amount of $500,000.00 by specifying the term and amount, respectively, of the Contract Period and Unit in a notice given to Bank orally or in writing not later than 2:00 p. m., Banking-Office Time, of the third (3rd) Eurodollar Banking Day preceding the first day of that Contract Period and (b) the Money Market Rate as the Contract Rate applicable during a Contract Period to a Unit in a minimum amount of $500,000.00 by specifying the term and amount, respectively, of the Contract Period and Unit in a notice given to Bank orally or in writing on, and in any case not later than 2:00 p. m., Banking-Office Time, of, the first day of that Contract Period.

Interest on each Subject Loan shall be payable in arrears on September 1, 1997, and on the first day of each month thereafter, at Maturity, and on demand thereafter, except that interest on each Fixed Rate Unit shall be payable in arrears on the last day of the Contract Period for that Unit, at Maturity, and on demand thereafter, and in the case of any LIBOR Contract Period having a term longer than three (3) months, shall be payable three (3) months after the first day of the Contract Period and on the last day of said Contract Period. The principal comprising each Fixed Rate Unit shall, at the end of the Contract Period for that Unit, become part of the Prime Rate Unit unless and to the extent that Borrower shall have elected otherwise as hereinbefore provided.


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Bank shall be entitled to fund and maintain its funding of all or any part of any Fixed Rate Unit in any manner Bank may from time to time deem advisable, Borrower hereby acknowledging that all determinations relating to Fixed Rate Units shall be made as if Bank had actually funded and maintained each such Unit by the purchase of deposits in an amount similar to the amount of that Unit, with a maturity similar to the Contract Period for that Unit, and bearing interest at the Fixed Rate with respect to that Unit.

6. INEFFECTIVE ELECTIONS. Notwithstanding any provision or inference to the contrary, Bank shall have the right in its discretion, without notice to Borrower, to deem ineffective Borrower's election of a Contract Rate if (a) on or before the first day of the Contract Period specified in Borrower's notice of that election, the Subject Commitment shall have been terminated or reduced to zero, (b) the Contract Period specified in Borrower's notice of that election would end after the Expiration Date, (c) at the time of that election or on the first day of the Contract Period specified in Borrower's notice thereof, there shall exist or there would occur any Event of Default, (d) any representation, warranty, or other statement (other than any expressly made as of a single date) made by any Person (other than Bank) in any Related Writing would, if made either as of the time of that election or as of the first day of the Contract Period specified in Borrower's notice thereof, be untrue or incomplete in any respect, (e) after giving effect to that election, more than one Contract Rate would be applicable to all or any part of any Unit, (f) Bank shall determine that any governmental authority has asserted that it is unlawful for Bank to fund, make, or maintain loans bearing interest based on the Fixed Rate on which that Contract Rate is to be based, or (g) after giving effect to that election, the aggregate unpaid principal balance of the Subject Loans would, on the first day of the Contract Period specified in Borrower's notice of that election, be less than the then aggregate amount of all Fixed Rate Units. Moreover, Borrower shall not be entitled to elect a Contract Rate if Bank shall determine that (i) dollar deposits of the appropriate amount and maturity are not available in the market selected by Bank for the purpose of funding the relevant Unit at the Fixed Rate on which that Contract Rate is to be based, (ii) circumstances affecting the market selected by Bank for the purpose of funding the relevant Unit make it impracticable for Bank to determine the Fixed Rate on which that Contract Rate is to be based, (iii) the Fixed Rate on which that Contract Rate is to be based is unlikely to adequately compensate Bank for the cost of making, funding, or maintaining the relevant Unit for the Contract Period specified in Borrower's notice of that election, or (iv) any governmental authority has asserted that it is unlawful for Bank to fund, make, or maintain loans bearing interest based on the Fixed Rate on which that Contract Rate is to be based. Bank's books and records shall be conclusive (absent manifest error) as to whether Bank shall have deemed any election of a Contract Rate ineffective. Except as hereinbefore provided, there is no limit to the number of Contract Rates that may be applicable to the unpaid principal balance of this Note at any one time.

7. PREMIUM: INEFFECTIVE ELECTIONS; GOVERNMENTAL ACTS. If Bank shall deem ineffective Borrower's election of any Contract Rate, then, and in each such case, that election shall be ineffective and Borrower shall pay to Bank, on Bank's demand, a premium based on the amount of the Unit specified in Borrower's notice of that election and computed for the Contract Period specified in that notice at a rate per annum equal to the excess, if any, of the Contract Rate so elected over the Reinvestment Rate. If Bank shall determine that any governmental authority has


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asserted that it is unlawful for Bank to fund, make, or maintain loans bearing interest based on a Fixed Rate, then, and in each such case, notwithstanding any provision or inference to the contrary, the principal comprising each then outstanding Fixed Rate Unit bearing interest at a Contract Rate based on that Fixed Rate shall, upon Bank's giving Borrower notice of that determination, be added to and become part of the Prime Rate Unit, and Borrower shall concurrently with the addition of that principal to the Prime Rate Unit, pay to Bank (a) the accrued interest on the principal so added and (b) a premium based on the amount of the principal so added and computed for the remainder of the Contract Period therefor, at a rate equal to the excess, if any, of the Contract Rate theretofore applicable over the Reinvestment Rate.

8. REPAYMENT. Subject to section 11, each Subject Loan shall be due and payable in full upon the Expiration Date. Borrower shall have the right to prepay each Subject Loan in whole or in part, provided, that each such prepayment shall be in an amount that is an integral multiple of the Minimum Borrowing Amount. Each prepayment of the Subject Loans may be made without premium or penalty, provided, that if any Fixed Rate Unit is paid (whether by way of a prepayment or a payment following any acceleration of the due date thereof) in whole or in part before the last day of the Contract Period for that Unit, then, and in each such case, Borrower shall, concurrently with the payment, pay to Bank (i) the accrued interest on the principal being prepaid and (ii) a premium based on the principal amount paid and computed for the period from the date of payment to the last day of the Contract Period for that Unit at a rate per annum equal to the excess, if any, of the Contract Rate theretofore applicable over the Reinvestment Rate.

9. DEFINITIONS. As used in this Note, except where the context clearly requires otherwise, "AFFILIATE" means, when used with reference to any Person (the "subject"), a Person that is in control of, under the control of, or under common control with, the subject, the term "control" meaning the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; "BANK DEBT" means, collectively, all Debt to Bank, whether incurred directly to Bank or acquired by it by purchase, pledge, or otherwise, and whether participated to or from Bank in whole or in part; "BANKING DAY" means any day (other than any Saturday, Sunday or legal holiday) on which Bank's banking office is open to the public for carrying on substantially all of its banking functions; "BANKING-OFFICE TIME" means, when used with reference to any time, that time determined at the location of Bank's banking office; "Contract Period" means, relative to a Unit, a period selected by Borrower, provided, that
(a) the Contract Period for each LIBOR Unit shall commence on a Eurodollar Banking Day and end one (1) month, two (2) months, three (3) months or four (4) months thereafter, provided, that (i) if any such Contract Period otherwise would end on a day that is not a Eurodollar Banking Day, it shall end instead on the next following Eurodollar Banking Day unless that day falls in another calendar month, in which latter case the Contract Period shall end instead on the next preceding Eurodollar Banking Day and (ii) if any such Contract Period commences on a day for which there is no numerical equivalent in the calendar month in which that Contract Period is to end, it shall end on the last Eurodollar Banking Day of that calendar month, and (b) the Contract Period for each Money Market Unit shall commence on a Banking Day and end at least one (1) day and no greater than thirty (30) days thereafter, provided, that (i) each such Contract Period shall be subject to Bank's assent thereto and (ii) if any such Contract Period would otherwise end on a day that is not a

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Banking Day, it shall end instead on the next succeeding Banking
Day; "DEBT" means, collectively, all obligations of the Person or Persons in question, including, without limitation, every such obligation whether owing by one such Person alone or with one or more other Persons in a joint, several, or joint and several capacity, whether now owing or hereafter arising, whether owing absolutely or contingently, whether created by lease, loan, overdraft, guaranty of payment, or other contract, or by quasi-contract, tort, statute, other operation of law, or otherwise; "EURODOLLAR BANKING DAY" means any Banking Day on which banks in the London Interbank Market deal in United States dollar deposits and on which banking institutions are generally open for domestic and international business at the place where Bank's banking office is located and in New York City; "FIXED RATE" means LIBOR or the Money Market Rate, as the case may be; "FIXED RATE UNIT" means a LIBOR Unit or a Money Market Unit, as the case may be; "LIBOR" means, with respect to a Unit, the rate per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%) determined by Bank by dividing (a) the rate per annum determined by Bank to equal the average rate per annum at which deposits (denominated in United States dollars) in an amount similar to that Unit and with a maturity similar to the Contract Period for that Unit are offered to Bank at 11:00 A.M. London time (or as soon thereafter as practicable) two (2) Eurodollar Banking Days prior to the first day of that Contract Period by banking institutions in any Eurodollar market selected by Bank by (b) the difference of one (1) less the Reserve Percentage;; "LIBOR UNIT" means a Unit for which the Contract Rate is based on LIBOR; "MATURITY" means, when used with reference to any Subject Loan, the date (whether occurring by lapse of time, acceleration, or otherwise) upon which that Subject Loan is due; "MONEY MARKET RATE" means, with respect to a Unit, the rate per annum as determined by Bank, in its sole discretion, on the first day of the Contract Period for that Unit, and then quoted by Bank to Borrower as the rate which, if then elected by Borrower, will be applicable to that Unit during that Contract Period; "MONEY MARKET UNIT" means a Unit for which the Contract Rate is based on the Money Market Rate; "NOTE" means this promissory note (including, without limitation, each addendum, allonge, or amendment, if any, hereto); "OBLIGOR" means any Person who, or any of whose property, shall at the time in question be obligated in respect of all or any part of the Bank Debt of Borrower and (in addition to Borrower) includes, without limitation, co-makers, indorsers, guarantors, pledgors, hypothecators, mortgagors, and any other Person who agrees, conditionally or otherwise, to make any loan to, purchase from, or investment in, any other Obligor or otherwise assure such other Obligor's creditors or any of them against loss; "PERSON" means an individual or entity of any kind, including, without limitation, any association, company, cooperative, corporation, partnership, trust, governmental body, or any other form or kind of entity; "PRIME RATE" means the fluctuating rate per annum which is publicly announced from time to time by Bank as being its so-called "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately, and without notice changing the Prime Rate thereafter applicable hereunder, it being acknowledged that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating-rate loans; "PRIME RATE UNIT" means, at any time, the then aggregate unpaid principal balance of the Subject Loans for which the Contract Rate is based on the Prime Rate; "PROCEEDING" means any assignment for the benefit of creditors, any case in bankruptcy, any marshalling of any Obligor's assets for the benefit of creditors, any moratorium on the payment of debts, or any proceeding under any law relating to conservatorship, insolvency, liquidation, receivership, trusteeship, or any similar event, condition, or other thing; "REINVESTMENT RATE" means, when
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used with respect to any period, a per annum rate of interest equal to the
"bond equivalent yield" for the most actively traded issues of U. S. Treasury Bills, U. S. Treasury Notes, or U. S. Treasury Bonds for a term similar to the period in question; "RELATED WRITING" means this Note and any indenture, note, guaranty, assignment, mortgage, security agreement, subordination agreement, notice, financial statement, legal opinion, certificate, or other writing of any kind pursuant to which all or any part of the Bank Debt of Borrower is issued, which evidences or secures all or any part of the Bank Debt of Borrower, which governs the relative rights and priorities of Bank and one or more other Persons to payments made by, or the property of, any Obligor, which is delivered to Bank pursuant to another such writing, or which is otherwise delivered to Bank by or on behalf of any Person (or any employee, officer, auditor, counsel, or agent of any Person) in respect of or in connection with all or any part of the Bank Debt of Borrower; "REPORTING PERSON" means each Obligor and each member of any "Reporting Group" as defined in any addendum to this Note; "RESERVE PERCENTAGE" means the percentage (expressed as a decimal) which Bank determines to be the maximum (but in any case less than 1.00) reserve requirement (including, without limitation, any emergency, marginal, special, or supplemental reserve requirement) prescribed for so-called "Eurocurrency liabilities" (or any other category of liabilities that includes deposits by reference to which the interest rate applicable to LIBOR Units is determined) under Regulation D (as amended from time to time) of the Board of Governors of the Federal Reserve System or under any successor regulation which Bank determines to be applicable, with each change in such maximum reserve requirement automatically, immediately, and without notice changing the interest rate thereafter applicable to each LIBOR Unit, it being agreed that LIBOR Units shall be deemed Eurocurrency liabilities subject to such reserve requirements without the benefit of any credit for proration, exceptions, or offsets; "UNIT" means the aggregate unpaid principal balance of this Note or any part of that balance; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms.

10. EVENTS OF DEFAULT. It shall be an "EVENT OF DEFAULT" if (a) all or any part of the Bank Debt of any Obligor shall not be paid in full promptly when due (whether by lapse of time, acceleration, or otherwise); (b) any representation, warranty, or other statement made by any Person (other than Bank) in any Related Writing shall be untrue or incomplete in any respect when made; (c) any Person (other than Bank) shall repudiate or shall fail or omit to perform or observe any agreement contained in this Note or in any other Related Writing that is on that Person's part to be complied with; (d) any indebtedness (other than any evidenced by this Note) of any Obligor shall not be paid when due, or there shall occur any event, condition, or other thing which gives (or which with the lapse of any applicable grace period, the giving of notice, or both would give) any creditor the right to accelerate or which automatically accelerates the maturity of any such indebtedness; (e) Bank shall not receive (in addition to any information described in any addendum to this Note) without expense to Bank,
(i) forthwith upon each request of Bank made upon Borrower therefor, (A) such information in writing regarding each Reporting Person's financial condition, properties, business operations, if any, and pension plans, if any, prepared, in the case of financial information, in accordance with generally accepted accounting principles consistently applied and otherwise in form and detail satisfactory to Bank or (B) written permission, in form and substance satisfactory to Bank, from each Reporting Person to inspect (or to have inspected by one or more Persons selected by Bank) the properties and records of that Reporting Person and to make copies and extracts from those records

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or (ii) prompt written notice whenever Borrower (or any director, employee, officer, or agent of Borrower) knows or has reason to know that any Event of Default has occurred; (f) any judgment shall be entered against any Obligor in any judicial or administrative tribunal or before any arbitrator or mediator;
(g) any Obligor shall fail or omit to comply with any applicable law, rule, regulation, or order in any material respect; (h) any proceeds of any Subject Loan shall be used for any purpose that is not in the ordinary course of Borrower's business; (i) any property in which any Obligor now has or hereafter acquires any rights or which now or hereafter secures any Bank Debt shall be or become encumbered by any mortgage, security interest, or other lien, except any mortgage, security interest, or other lien consented to by Bank; (j) any Obligor shall at any time or over any period of time sell, lease, or otherwise dispose of all or any material part of that Obligor's assets, except for inventory sold in the ordinary course of business and other assets sold, leased, or otherwise disposed of with the consent of Bank; (k) any Obligor shall cease to exist or shall be dissolved, become legally incapacitated, or die; (l) any Proceeding shall be commenced with respect to any Obligor; (m) there shall occur or commence to exist any event, condition, or other thing that constitutes an "Event of Default" as defined in any addendum to this Note; (n) there shall occur any event, condition, or other thing that has, or, in Bank's judgment, is likely to have, a material adverse effect on the financial condition, properties, or business operations of any Obligor or on Bank's ability to enforce or exercise any agreement or right arising under, out of, or in connection with any Related Writing; or (o) the holder of this Note shall, in good faith, believe that the prospect of payment or performance of any obligation evidenced by this Note is impaired.

11. EFFECTS OF DEFAULT. If any Event of Default (other than the commencement of any Proceeding with respect to Borrower) shall occur, then, and in each such case, notwithstanding any provision or inference to the contrary, Bank shall have the right in its discretion, by giving written notice to Borrower, to (a) immediately terminate the Subject Commitment (if not already terminated or reduced to zero) and (b) declare each Subject Loan (if not already due) to be due, whereupon each Subject Loan shall immediately become due and payable in full. If any Proceeding shall be commenced with respect to Borrower, then, notwithstanding any provision or inference to the contrary, automatically, without presentment, protest, or notice of dishonor, all of which are waived by all makers and all indorsers of this Note, now or hereafter existing, (i) the Subject Commitment shall immediately terminate (if not already terminated or reduced to zero) and (ii) each Subject Loan (if not already due) shall immediately become due and payable in full.

12. LATE CHARGES. If any principal of or interest on any Subject Loan is not paid within ten (10) days after its due date, then, and in each such case, Bank shall have the right to assess a late charge, payable by Borrower on demand, in an amount equal to the greater of twenty dollars ($20.00) or five percent (5%) of the amount not timely paid.

13. NO SETOFF. Borrower hereby waives any and all now existing or hereafter arising rights to recoup or offset any obligation of Borrower under or in connection with this Note or any Related Writing against any claim or right of Borrower against Bank.


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14. INDEMNITY: GOVERNMENTAL COSTS. If (a) there shall be enacted any law
(including, without limitation, any change in any law or in its interpretation or administration and any request by any governmental authority) relating to any interest rate or any assessment, reserve, or special deposit requirement (except if and to the extent utilized in computation of the Reserve Percentage) against assets held by, deposits in, or loans by Bank or to any tax (other than any tax on Bank's overall net income) and (b) in Bank's sole opinion any such event increases the cost of funding or maintaining any Fixed Rate Unit or reduces the amount of any payment to be made to Bank in respect thereof, then, and in each such case, upon Bank's demand, Borrower shall pay Bank an amount equal to each such cost increase or reduced payment, as the case may be. In determining any such amount, Bank may use reasonable averaging and attribution methods. Each determination by Bank shall be conclusive absent manifest error.

15. INDEMNITY: CAPITAL ADEQUACY. If (a) at any time any governmental authority shall require National City Corporation, a Delaware corporation, its successors or assigns, or Bank, whether or not the requirement has the force of law, to maintain, as support for the Subject Commitment, capital in a specified minimum amount that either is not required or is greater than that required at the date of this Note, whether the requirement is implemented pursuant to the "risk-based capital guidelines" (published at 12 CFR 3 in respect of "national banking associations", 12 CFR 208 in respect of "state member banks", and 12 CFR 225 in respect of "bank holding companies") or otherwise, and (b) as a result thereof the rate of return on capital of National City Corporation, its successors or assigns, or Bank or both (taking into account their then policies as to capital adequacy and assuming full utilization of their capital) shall be directly or indirectly reduced by reason of any new or added capital thereby attributable to the Subject Commitment; then, and in each such case, Borrower shall, on Bank's demand, pay Bank as an additional fee such amounts as will in Bank's reasonable opinion reimburse National City Corporation, its successors and assigns, and Bank for any such reduced rate of return. In determining the amount of any such fee, Bank may use reasonable averaging and attribution methods. Each determination by Bank shall be conclusive absent manifest error.

16. INDEMNITY: ADMINISTRATION AND ENFORCEMENT. Borrower will reimburse Bank, on Bank's demand from time to time, for any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by Bank in administering this Note or in protecting, enforcing, or attempting to protect or enforce its rights under this Note. If any amount (other than any principal of any Subject Loan and any interest and late charges) owing under this Note is not paid when due, then, and in each such case, Borrower shall pay, on Bank's demand, interest on that amount from the due date thereof until paid in full at a fluctuating rate equal to four percent (4%) per annum plus the Prime Rate.

17. WAIVERS; REMEDIES; APPLICATION OF PAYMENTS. Bank may from time to time in its discretion grant waivers and consents in respect of this Note or any other Related Writing or assent to amendments thereof, but no such waiver, consent, or amendment shall be binding upon Bank unless set forth in a writing (which writing shall be narrowly construed) signed by Bank . No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power,


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or privilege by Bank shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each such right, power, or privilege may be exercised either independently or concurrently with others and as often and in such order as Bank may deem expedient. Without limiting the generality of the foregoing, neither Bank's acceptance of one or more late payments or charges nor Bank's acceptance of interest on overdue amounts at the respective rates applicable thereto shall constitute a waiver of any right of Bank. Each right, power, or privilege specified or referred to in this Note is in addition to and not in limitation of any other rights, powers, and privileges that Bank may otherwise have or acquire by operation of law, by other contract, or otherwise. Bank shall be entitled to equitable remedies with respect to each breach or anticipatory repudiation of any provision of this Note, and Borrower hereby waives any defense which might be asserted to bar any such equitable remedy. Bank shall have the right to apply payments in respect of the indebtedness evidenced by this Note with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable.

18. OTHER PROVISIONS. The provisions of this Note shall bind Borrower and Borrower's successors and assigns and benefit Bank and its successors and assigns, including each subsequent holder, if any, of this Note, provided, that no Person other than Borrower may obtain Subject Loans; provided further, that neither any such holder of this Note nor any assignee of any Subject Loan, whether in whole or in part, shall thereby become obligated to grant Borrower any Subject Loan. Except for Borrower and Bank and their respective successors and assigns, there are no intended beneficiaries of this Note or the Subject Commitment. The provisions of sections 12 through 22, both inclusive, shall survive the payment in full of the principal of and interest on this Note. The captions to the sections and subsections of this Note are inserted for convenience only and shall be ignored in interpreting the provisions thereof. Each reference to a section includes a reference to all subsections thereof (i.e., those having the same character or characters to the left of the decimal point) except where the context clearly does not so permit. If any provision in this Note shall be or become illegal or unenforceable in any case, then that provision shall be deemed modified in that case so as to be legal and enforceable to the maximum extent permitted by law while most nearly preserving its original intent, and in any case the illegality or unenforceability of that provision shall affect neither that provision in any other case nor any other provision. All fees, interest, and premiums for any given period shall accrue on the first day thereof but not on the last day thereof (unless the last day is the first day) and in each case shall be computed on the basis of a 360-day year and the actual number of days in the period. In no event shall interest accrue at a higher rate than the maximum rate, if any, permitted by law. Bank shall have the right to furnish to its Affiliates, and to such other Persons as Bank shall deem advisable for the conduct of its business, information concerning the business, financial condition, and property of Borrower, the amount of the Bank Debt of Borrower, and the terms, conditions, and other provisions applicable to the respective parts thereof. This Note shall be governed by the law (excluding conflict of laws rules) of the jurisdiction in which Bank's banking office is located.

19. INTEGRATION. This Note and, to the extent consistent with this Note, the other Related Writings, set forth the entire agreement of Borrower and Bank as to the subject matter of this Note, and may not be contradicted by evidence of any agreement or statement unless made in a writing (which writing shall be narrowly construed) signed by Bank contemporaneously with or after the execution and delivery of this Note. Without limiting the generality of the foregoing,

Borrower hereby acknowledges that Bank has not based, conditioned, or offered to base or condition the credit hereby evidenced or any charges, fees, interest rates, or premiums applicable thereto upon Borrower's agreement to obtain any other credit, property, or service other than any loan, discount, deposit, or trust service from Bank.

20. NOTICES AND OTHER COMMUNICATIONS. Each notice, demand, or other communication, whether or not received, shall be deemed to have been given to Borrower whenever Bank shall have mailed a writing to that effect by certified or registered mail to Borrower at Borrower's mailing address (or any other address of which Borrower shall have given Bank notice after the execution and delivery of this Note); however, no other method of giving actual notice to Borrower is hereby precluded. Borrower hereby irrevocably accepts Borrower's appointment as each Obligor's agent for the purpose of receiving any notice, demand, or other communication to be given by Bank to each such Obligor pursuant to any Related Writing. Bank shall be entitled to assume that any knowledge possessed by any Obligor other than Borrower is possessed by Borrower. Each communication to be given to Bank shall be in writing unless this Note expressly permits that communication to be made orally, and in any case shall be given to Bank's Metropolitan Banking Division at Bank's banking office (or any other address of which Bank shall have given notice to Borrower after the execution and delivery this Note). Borrower hereby assumes all risk arising out of or in connection with each oral communication given by Borrower and each communication given or attempted by Borrower in contravention of this section. Bank shall be entitled to rely on each communication believed in good faith by Bank to be genuine.

21. WARRANT OF ATTORNEY. Borrower hereby authorizes any attorney at law at any time or times to appear in any state or federal court of record in the United States of America after all or any part of the obligations evidenced by this Note shall have become due, whether by lapse of time, acceleration, or otherwise, and in each case to waive the issuance and service of process, to present to the court this Note and any other writing (if any) evidencing the obligation or obligations in question, to admit the due date thereof and the nonpayment thereof when due, to confess judgment against Borrower in favor of Bank for the full amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and waive all rights of appeal and any stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment against Borrower be vacated for any reason, Bank may nevertheless utilize the foregoing warrant of attorney in thereafter obtaining one or more additional judgments against Borrower.

22. JURISDICTION AND VENUE; WAIVER OF JURY TRIAL. Any action, claim, counterclaim, crossclaim, proceeding, or suit, whether at law or in equity, whether sounding in tort, contract, or otherwise at any time arising under or in connection with this Note or any other Related Writing, the administration, enforcement, or negotiation of this Note or any other Related Writing, or the performance of any obligation in respect of this Note or any other Related Writing (each such action, claim, counterclaim, crossclaim, proceeding, or suit, an "ACTION") may be brought in any federal or state court located in the city in which Bank's banking office is located. Borrower hereby unconditionally submits to the jurisdiction of any such court with respect to each such Action and hereby waives any objection Borrower may now or hereafter have to the venue of any such Action brought in any such court. Borrower HEREBY, AND EACH HOLDER OF THIS

Note, BY TAKING POSSESSION THEREOF, KNOWINGLY AND VOLUNTARILY WAIVES JURY TRIAL IN RESPECT OF ANY Action.

                                   Borrower:

                                   TEAM AMERICA CORPORATION


                                   By:
                                     ------------------------------------------
                                   Printed Name:
                                                -------------------------------
                                   Title:
                                         --------------------------------------

                                   By: /s/ Michael R. Goodrich
                                      -----------------------------------------

                                   Printed Name: Michael R. Goodrich
                                                -------------------------------
                                   Title: CFO
                                         --------------------------------------


WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

COMMERCIAL NOTE:  REVOLVING CREDIT/PRIME/LIBOR/MONEY MARKET (OHIO)
---------------- ---------------- ---------------- ----------------------------
Amount           City, State      Date             FOR BANK USE ONLY

$5,000,000.00    Columbus, Ohio   July 18, 1997    Obligor #
---------------- ---------------- ---------------- ----------------------------
                                                   Tax I. D. #
                                                   ----------------------------
                                                   Obligation #
                                                   ----------------------------
                                                   Office
                                                   ----------------------------

This Commercial Note Addendum (this "ADDENDUM") is made by TEAM AMERICA CORPORATION ("BORROWER"), an Ohio corporation, at the place and as of the date first set forth above.

Borrower has executed and delivered to National City Bank of Columbus ("BANK") a promissory note dated July 18, 1997, in the face amount set forth above and captioned Commercial Note: Convertible Revolving Credit/Prime/LIBOR/Money Market
(Ohio).

This Addendum is hereby made a part of the note described above and that note is hereby supplemented by adding the following Events of Default thereto:

1.  INFORMATION.  It shall be an Event of Default if Bank shall not receive:

   (a) as soon as available, and in any event within forty-five (45) days after each quarter-annual fiscal period of each of Borrower's fiscal years, the Borrower's balance sheet as at the end of the period and the Borrower's statements of cash flow, income, and surplus reconciliation for Borrower's then current fiscal year to date, prepared for Borrower alone, and on comparative basis with the prior year, in accordance with GAAP, and in form and detail satisfactory to Bank, and

   (b) as soon as available, and in any event within one hundred twenty (120) days after the end of each of Borrower's fiscal years, a complete copy of an annual report (including, without limitation, all financial statements therein and notes thereto) of the Borrower for that year, (i) prepared in the manner described in the next preceding clause (a), (ii) certified, without qualification as to GAAP, as having been audited by independent certified public accountants selected by Borrower and satisfactory to Bank, and (iii) accompanied by a copy of any management report, letter, or similar writing furnished to the Borrower by those accountants.

   (c) concurrently with each delivery of financial statements pursuant to clause (a) or (b) of this section 1, a compliance certificate signed by Borrower's chief financial officer (or other officer acceptable to Bank) and otherwise in form and substance satisfactory to Bank (i) certifying that to the best of that officer's knowledge and belief, (A) those financial statements have been prepared in accordance with GAAP and fairly present in all material respects the financial condition and results of operations of the Borrower, if any, in accordance with GAAP subject, in the case of interim financial statements, to routine year-end adjustments and (B) no Event of Default then exists or if any does, a brief description of the Event of Default and Borrower's intentions in respect thereof and (ii) setting forth calculations with respect to each subsection of section 2.

2.  FINANCIAL STANDARDS.  Each of the following shall be an Event of Default:

         2.1 NET WORTH. If the Borrower's Net Worth shall as of the end of any of Borrower's quarterly fiscal periods be less than Thirteen Million Five Hundred Thousand and 00/100 Dollars ($13,500,000.00).

         2.2 TANGIBLE NET WORTH. If the Borrower's Tangible Net Worth shall as of the end of any of Borrower's quarterly fiscal periods be less than Five Million and 00/100 Dollars ($5,000,000.00).

         2.3 LEVERAGE. If the Borrower's aggregate Debt shall as of the end of any of Borrower's quarterly fiscal periods exceed an amount equal to Seventy-Five percent (75%) of the Borrower's Net Worth.

         2.4 CURRENT RATIO. If the Borrower's aggregate current assets shall as of the end of any of Borrower's quarterly fiscal periods be less than one hundred percent (100%) of the Borrower's aggregate current liabilities.

         2.5 CASH AND MARKET SECURITIES. If Borrower's total cash and Market Securities on hand shall, as of the end of any of Borrower's quarterly fiscal periods, be less than the then outstanding balance on the Note.

3. MERGERS AND EQUITY INTERESTS. It shall be an Event of Default if the Borrower shall, without having first obtained Bank's consent, (a) be a party to any merger or consolidation, (b) purchase or otherwise acquire all or substantially all of the assets and business of any corporation or other business enterprise,
(c) create, acquire or have any Subsidiary or be or become a party to any joint venture or partnership, except any existing Subsidiary, joint venture or partnership fully disclosed in the Most Recent Financial Statements, (d) sell or otherwise transfer any equity interest in any Subsidiary of Borrower to any other Person, except if and to the extent the sale or other transfer is required under applicable law solely for the purpose of qualifying directors, or (e) issue any equity interest, except if and to the extent the issuance is required under applicable law solely for the purpose of qualifying directors.

4. CREDIT EXTENSIONS AND GUARANTIES. It shall be an Event of Default if the Borrower shall, without having first obtained Bank's consent, (a) make or have outstanding at any time any advance or loan to any Person, except any existing advance or loan fully disclosed in the Most Recent Financial Statements or any existing or future advance made by the Borrower to an officer or employee solely for the purpose of paying the ordinary and necessary business expenses of Borrower or (b) be or become a guarantor of any kind, except any existing guaranty fully disclosed in the Most Recent Financial Statements or any existing or future indorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the ordinary course of business.

5. BORROWINGS. It shall be an Event of Default if the Borrower shall, without having first obtained Bank's consent, create, assume, or have outstanding at any time any Debt, except any existing Debt fully disclosed in the Most Recent Financial Statements, any existing or future Bank Debt, any existing or future Subordinated Debt, or any existing or future Debt secured by any mortgage, security interest, or other lien expressly consented to by Bank.

6. DEFINITIONS. As used in this Addendum, except where the context clearly requires otherwise, "COMPENSATION" includes all considerations (including without limitation, deferred compensation and disbursements to trusts), whatever the form or kind, for services rendered; "DIVIDEND" means a payment made, liability incurred, or other consideration given by any Person (other than any stock dividend or stock split payable solely in capital stock of that Person) for the purchase, acquisition, redemption or retirement of any capital stock of that Person or as a dividend, return of capital, or other distribution in respect of that Person's capital stock; "GAAP" means generally accepted accounting principles applied in a manner consistent with those used in preparation of the Most Recent Financial Statements; "MARKET SECURITIES" means shares of stock or other securities which are currently listed on a national security exchange; "MOST RECENT FINANCIAL STATEMENTS" means the financial statements included in the Borrower's most recent annual report delivered to Bank on or before the date of this Addendum; "NET INCOME" means net income as determined in accordance with GAAP, after taxes, if any, and after extraordinary items, but without giving effect to any gain resulting from any reappraisal or write-up of any asset; " NET WORTH" means, as to any Person, the excess (as determined in accordance with GAAP) of the net book value (after deducting all applicable valuation reserves and without any consideration to any re-appraisal or write-up of assets) of that Person's assets (including intangible assets such as patents, costs of businesses over net assets acquired, good will, and treasury shares) over that Person's Debt; "SUBORDINATED", as applied to any liability of any Person, means a liability which at the time in question is subordinated (by a writing in form and substance satisfactory to Bank) in favor of the prior payment in full of that Person's Debt to Bank; "Subsidiary" means a corporation or other business entity if shares constituting a majority of its outstanding capital stock (or other form of ownership) or constituting a majority of the voting power in any election of directors (or shares constituting both majorities) are (or upon the exercise of any outstanding warrants, options or other rights would be) owned directly or indirectly at the time in question by the corporation in question or another Subsidiary of that corporation or any combination of the foregoing; "TANGIBLE NET WORTH" means, as to any Person, the excess (as determined in accordance with GAAP) of the net book value (after deducting all applicable valuation reserves and without any consideration to any re-appraisal or write-up of assets) of that Person's tangible assets (i.e., all assets other than intangibles such as patents, costs of businesses over net assets acquired, good will, and treasury shares) over that Person's Debt; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms. Any accounting term used in Addendum shall have the meaning ascribed thereto by GAAP as in effect on the date hereof, subject, however, to such modification, if any, as may be provided in this Addendum or in the note hereby supplemented.

                                   Borrower:

                                   TEAM AMERICA CORPORATION


                                   By:
                                     ------------------------------------------
                                   Printed Name:
                                                -------------------------------
                                   Title:
                                         --------------------------------------

                                   By: /s/ Michael R. Goodrich
                                      -----------------------------------------

                                   Printed Name: Michael R. Goodrich
                                                -------------------------------
                                   Title: CFO
                                         --------------------------------------


WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.